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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 7, 2000



                          Commission File Number 0-23243



                                POPMAIL.COM, INC.
             (Exact name of registrant as specified in its charter)




           MINNESOTA                                    31-1487885
   -------------------------                    -------------------------
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)



                         1333 CORPORATE DRIVE, SUITE 350
                                IRVING, TX 75038
                    (Address of principal executive offices)



          (Former Name or Former Address, if Changed Since Last Report)



       Registrant's telephone number, including area code: (972) 550-5500


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Item 5.  OTHER EVENTS

The Press Releases issued by the Registrant, dated December 7, 2000 and December 13, 2000, have been filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                 99.1 Press Release dated December 7, 2000.

                 99.2 Press Release dated December 13, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            POPMAIL.COM, INC.


Date:  December 27, 2000                    By:  /s/ Stephen Spohn
                                            ---------------------------------
                                               Stephen Spohn
                                               Chief Financial Officer


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                                  EXHIBIT INDEX




99.1 Press Release dated December 7, 2000.

99.2 Press Release dated December 13, 2000.